AMENDMENT NO. 12
                                       TO
                            AIRLINE LEASE NO. AC-865


        THIS AMENDMENT TO CONTRACT OF LEASE is made and entered into as of the 21st day of April, 1998, by and between MILWAUKEE COUNTY, a municipal corporation, organized and existing as one of the counties in Wisconsin (hereinafter referred to as "Lessor" or "County"), and MIDWEST EXPRESS AIRLINES, INC., a corporation organized and existing under the laws of the State of Wisconsin (hereinafter referred to as "Lessee" or "Airline").

                              W I T N E S S E T H:

        THAT, WHEREAS, the parties hereto have heretofore entered into an Airline Lease dated April 5, 1985, as amended, relating to space, occupancy and the use of the premises and facilities of General Mitchell International Airport (GMIA) for the transportation of persons and cargo by air; and

        WHEREAS, Airline requests that Lessor assign Gate D-37, and associated hold room, hold room stairwell, lower level operations area space, and 129 linear feet of ramp associated with the gate located on Concourse D; and,

        WHEREAS, on March 19, 1998, County's Board of Supervisors approved amending Airline's Lease to include Gate D-37, and associated hold room, hold room stairwell, lower level operations area space, and ramp;

        NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements herein contained and other valuable considerations, it is mutually agreed between the parties hereto that the aforesaid agreement dated April 5, 1985, as amended, be and it is hereby further amended in the following particulars, to wit:

   1. Effective on April 1, 1998, paragraph S of Article IV shall be deleted in its entirety and a new paragraph S inserted therefore, reading as follows:

        "S. LESSEE'S EXCLUSIVE USE SPACE WITHIN THE TERMINAL BUILDING ON APRIL 1, 1998

                             For purposes of calculation of Lessee's Terminal
             rents for those areas designated for Lessee's exclusive use in the Terminal Building, the following space definitions, relative cost factors, and resultant ERUs shall be utilized:

                                              Relative
             Space Function         Sq. Ft.   Cost Factor     ERUs

             Concourse Lower
             Level                     191.00     .20           38.20
             Office Unfinished
             (Unheated)

             Concourse Lower
             Level                   4,105.00     .70        2,873.50
             Office Finished
             (Heated)

             Concourse Lower Level  25,896.90     .85       22,012.37
             Office Finished
             (Heated & Air
             Conditioned)

             Concourse Upper Level          0     .95               0
             Office Unfinished

             Concourse Upper Level     833.00     .95          791.35
             Office Finished

             Ticket Counter            661.70    1.10          727.87

             Ticket Counter Office   1,307.40     .95        1,242.03

             Gate Hold Rooms        26,061.00    1.00       26,061.00

             Baggage Makeup Area     3,939.10     .75        2,954.33

             Baggage Service Office    405.00    1.00          405.00

             Hold Room Stairwell     2,075.44     .15          311.32

             Basement                       0     .25               0

             Mezzanine Office Areas         0     .90               0

             Operations Control Tower  401.00    1.08          433.08
                                     ---------              ---------
             TOTALS                 65,876.54               57,850.05


             The spaces outlined above are those occupied by Lessee on April
             1, 1998, which includes an additional 947   square feet of
             Concourse Lower Level Office (Unfinished) space, 535 square feet of Concourse Lower Level Office Finished (Heated and Air Conditioned) space, 1,363 square feet of Gate Hold Room space, and 109 feet of Hold Room Stairwell space, as shown on Exhibit "P", pages 8 and 9 of 11, Revised 4/98, attached hereto and made a part hereof."

   2. Effective April 1, 1998, the areas referred to in Article IV, paragraph I, will be further amended to add approximately 129 linear feet of ramp area associated with the gate 37 on Concourse D, as shown on Exhibit "J", Page 1 of 1, Dated "REV. 4/98."

   3. Except as specifically provided herein, the terms and conditions of the Lease heretofore entered into between the parties dated April 5, 1985, as amended, shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective proper officers and their corporate seals hereto affixed on the dates hereinafter set forth.

                                     COUNTY

        Dated at Milwaukee, Wisconsin, this 21st day of April, 1998.

   APPROVED:                       MILWAUKEE COUNTY
                                   a municipal corporation


   /s/C. BARRY BATEMAN 4/14/98    By /s/ TYRONE P. DUMAS   4/16/98
   Airport Director     Date        Tyrone P. Dumas
                                    Director of Public Works



   /s/ ANDREW HUNSICK 4/15/98     By /s/ ROD LANSER 4/21/98
   Corporation Counsel   Date        Rod Lanser
                                     County Clerk


                                     AIRLINE

        Dated at Milwaukee, Wisconsin, this 2nd day of April, 1998.

                                   MIDWEST EXPRESS AIRLINES, INC.
                                   a Wisconsin corporation


                                   By /s/ ROBERT S. BAHLMAN

                                   Title SR. VICE PRESIDENT

                                   Date April 2, 1998


                                   By ___________________________

                                   Title ________________________

                                   Date _________________________


   STATE OF WISCONSIN )
                      ) ss
   MILWAUKEE COUNTY   )


   Personally came before me this 16th day of April, 1998, the above named Tyrone P. Dumas, Director of Public Works for Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.


                              /s/ CAROLYN PUCCI-SCHIEL
                              Notary Public, Milwaukee Co., Wis.
                              My commission expires 2-3-02


   STATE OF WISCONSIN )
                      ) ss
   MILWAUKEE COUNTY   )


   Personally came before me this 21st day of April, 1998, the above named Rod Lanser, County Clerk, of Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.


                              /s/ MARK E. RYAN
                              Notary Public, Milwaukee Co., Wis.
                              My commission expires 10/15/00

   STATE OF WISCONSIN)
                     ) ss
   MILWAUKEE COUNTY  )




   Personally came before me this 2st day of April,

   1998, Robert S. Bahlman,  Sr. Vice President,
             (Name)               (Title)


   and ____________________________,  _____________________________,
             (Name)                              (Title)

   of Midwest Express Airlines, Inc., Lessee above, to me known to be the persons who executed the foregoing instrument and to me known to be such officers of said corporation, and acknowledged that they executed the foregoing instrument as such officers as the deed of said corporation, by its authority.

                              /s/ LINDA SNYDER
                              Notary Public, Linda Snyder
                              My commission expires: 1/7/01